     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 1996

                                                    REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ______________________

                          UNITED MERIDIAN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         DELAWARE                   75-2160316
               (STATE OR OTHER JURISDICTION       (I.R.S. EMPLOYER
             OF INCORPORATION OR ORGANIZATION)  IDENTIFICATION NUMBER)

                      1201 LOUISIANA
                        SUITE 1400
                      HOUSTON, TEXAS                    77002
                  (ADDRESS OF PRINCIPAL               (ZIP CODE)
                    EXECUTIVE OFFICES)

                          UNITED MERIDIAN CORPORATION
                  1994 EMPLOYEE NONQUALIFIED STOCK OPTION PLAN
             1994 OUTSIDE DIRECTORS' NONQUALIFIED STOCK OPTION PLAN
                           (FULL TITLE OF THE PLANS)

                                 JOHN B. BROCK
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                 1201 LOUISIANA
                                   SUITE 1400
                             HOUSTON, TEXAS  77002
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (713) 654-9110
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                             ______________________

                        CALCULATION OF REGISTRATION FEE

===============================================================================================================
                                                       PROPOSED MAXIMUM       PROPOSED MAXIMUM        AMOUNT OF
TITLE OF SECURITIES                   AMOUNT TO BE      OFFERING PRICE       AGGREGATE OFFERING     REGISTRATION
TO BE REGISTERED                       REGISTERED        PER SHARE(1)           PRICE(1)(2)            FEE(1)
- ---------------------------------------------------------------------------------------------------------------
Series A Voting Common Stock,             600,000(3)            $28.94            $17,364,000         $5,987.59
$0.01 par value ("Common Stock")
===============================================================================================================

1.  Calculated on the basis of the average of the high and low sales prices of the Common Stock of United
    Meridian Corporation on May 31, 1996, as reported by the New York Stock Exchange, Inc.
2.  Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(c).
3.  Issuable upon exercise of options available for grant under the Plans.

                             ______________________

===============================================================================================================
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

  STATEMENT OF INCORPORATION BY REFERENCE.
  ---------------------------------------

  This Registration Statement on Form S-8 registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 has been filed and declared effective as of May 19, 1994, relating to the same employee benefit plan. Accordingly, pursuant to General Instruction E of Form
S-8 promulgated under the Securities Act of 1933, as amended (the "Act"), the contents of the Registration Statements on Form S-8 (Nos. 33-79160 and 33-
86480), filed with the Securities and Exchange Commission on May 19, 1994 and
November 18, 1994, respectively, are hereby incorporated by reference with respect to the information required pursuant to this Registration Statement on Form S-8. Capitalized terms used herein but not defined shall have the meanings ascribed to them by the incorporated documents.

  SECOND AMENDMENT TO THE 1994 EMPLOYEE NONQUALIFIED STOCK OPTION PLAN.
  --------------------------------------------------------------------

  The Second Amendment to the 1994 Employee Nonqualified Stock Option Plan (the
"Employee Plan") increases the number of shares available for grant under the Employee Plan by 500,000 shares. A copy of the Second Amendment to the Employee
Plan is attached to this registration statement as Exhibit 4.3.2.

  FIRST AMENDMENT TO THE 1994 OUTSIDE DIRECTORS' NONQUALIFIED STOCK OPTION PLAN.
  -----------------------------------------------------------------------------

  The First Amendment to the 1994 Outside Directors' Nonqualified Stock Option
Plan (the "Director Plan") increases the number of shares available for grant under the Director Plan by 100,000 shares. A copy of the First Amendment to the Director Plan is attached to this registration statement as Exhibit 4.4.1.

  INTERESTS OF NAMED EXPERTS AND COUNSEL.
  --------------------------------------

  The validity of the issuance of the shares of Common Stock offered by this Prospectus will be passed upon for the Company by Akin, Gump, Strauss, Hauer &
Feld, L.L.P., Dallas, Texas.

  EXHIBITS.
  --------

  See Index to Exhibits incorporated herein by reference.


           [The remainder of this page is intentionally left blank.]

                                       1

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on May 31, 1996.

                                    UNITED MERIDIAN CORPORATION


                                    By: /s/ John B. Brock
                                       ------------------
                                       JOHN B. BROCK
                                       Chairman of the Board of Directors, Chief
                                       Executive Officer and President

  The undersigned directors and officers of United Meridian Corporation hereby constitute and appoint John B. Brock and Jonathan M. Clarkson, and each of them, with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact, or either of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on May 31, 1996.

             Signature                         Title
             ---------                         -----


        /s/ John B. Brock            Chairman of the Board of Directors,
- --------------------------------     Chief Executive Officer and President
          John B. Brock



    /s/ Jonathan M. Clarkson         Executive Vice President and Chief
- --------------------------------     Financial Officer
      Jonathan M. Clarkson



        /s/ Roger L. Neal            Vice President, Controller and Chief
- --------------------------------     Accounting Officer
          Roger L. Neal


      /s/ J. Dennis Bonney           Director
- --------------------------------
        J. Dennis Bonney


      /s/ Charles R. Carson          Director
- --------------------------------
        Charles R. Carson


      /s/ Robert H. Dedman           Director
- --------------------------------
        Robert H. Dedman

            SIGNATURE                 TITLE
            ---------                 -----

     /s/ Steven A. Denning           Director
- --------------------------------
       Steven A. Denning


     /s/ Robert V. Lindsay           Director
- --------------------------------
       Robert V. Lindsay


      /s/ Elvis L. Mason             Director
- --------------------------------
        Elvis L. Mason


      /s/ James L. Murdy             Director
- --------------------------------
        James L. Murdy


    /s/ David K. Newbigging          Director
- --------------------------------
      David K. Newbigging


      /s/ Matthew Simmons            Director
- --------------------------------
        Matthew Simmons


       /s/ Donald D. Wolf            Director
- --------------------------------
         Donald D. Wolf


       /s/ Walter B. Wriston         Director
- --------------------------------
        Walter B. Wriston

                               INDEX TO EXHIBITS
                               -----------------


EXHIBIT                                                                                    SEQUENTIALLY
NUMBER                                        EXHIBIT                                      NUMBERED PAGE
- ---------   ----------------------------------------------------------------------------   -------------

 3.1            --Certificate of Incorporation of the Company, as amended, incorporated herein by reference to Exhibit 3.1 to the Company's 1995 Form 10-K filed with the Securities and Exchange Commission on March 7, 1996.

 3.2            --By-laws of the Company, as amended, incorporated herein by reference to
                  Exhibit 3.2 to the Company's 1995 Form 10-K filed with the Securities and
                  Exchange Commission on March 7, 1996.

 4.1            --Specimen of certificate representing Series A Voting Common Stock, $.01 par value, of the Company, incorporated herein by reference to Exhibit 4.13 to the Company's Form 10-Q for the period ended June 30, 1994, filed with the Securities and Exchange Commission on August 10, 1994.

 4.2            --Rights Agreement by and between United Meridian Corporation and
                  Chemical Mellon Shareholder Services, L.L.C., as Rights Agent, dated as of February 13, 1996, incorporated by reference as Exhibit 1 to Form 8-K, filed with the Securities and Exchange Commission on February 14, 1996.

 4.3            --UMC 1994 Employee Nonqualified Stock Option Plan, incorporated herein by reference to Exhibit 4.14 to UMC's Form S-8 (No.33-79160) filed with the Securities and Exchange Commission on May 19, 1994.

 4.3.1          --First Amendment to the UMC 1994 Employee Nonqualified Stock Option
                  Plan dated November 16, 1994, incorporated herein by reference to Exhibit
                  4.11.1 to the Company's Form S-8 (No. 33-86480) filed with the Securities and Exchange Commission on November 18, 1994.

 4.3.2*         --Second Amendment to UMC 1994 Employee Nonqualified Option Plan.

 4.4            --UMC 1994 Outside Directors' Nonqualified Stock Option Plan, incorporated herein by reference to Exhibit 4.15 to UMC's Form S-8 (No.33-79160) filed with the Securities and Exchange Commission on May 19, 1994.

 4.4.1*         --First Amendment to UMC 1994 Outside Directors' Nonqualified Option Plan.

 5*             --Opinion regarding legality.

23.1*           --Consent of Arthur Andersen LLP.

23.2*           --Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in
                  Opinion filed as Exhibit 5).

23.3*           --Consent of Netherland, Sewell & Associates, Inc.

23.4*           --Consent of McDaniel & Associates Consultants Ltd.

23.5*           --Consent of Ryder Scott Company.


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                                      E-1



EXHIBIT                                                                                   SEQUENTIALLY
NUMBER                                      EXHIBIT                                       NUMBERED PAGE
- ------                                      -------                                       -------------
24*        --Powers of Attorney of J. Dennis Bonney, John B. Brock, Charles R. Carson,
             Robert H. Dedman, Steven A. Denning, Robert V. Lindsay, Elvis L.
             Mason, James L. Murdy, David K. Newbigging, Matthew Simmons, Walter
             B. Wriston, Donald D. Wolf, Jonathan M. Clarkson and Roger L. Neal
             (included on Pages S-1 through S-2 of this Registration Statement).
*   Filed herewith.
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                                      E-2